UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2004

IRIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	#333-110826	95-2579751
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9172 Eton Avenue, Chatsworth, California	91311
(Address of principal executive offices)	(Zip Code)

(818) 709-1244

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release dated August 5, 2004

Item 12. Results of Operations and Financial Condition.

On August 5, 2004, IRIS International, Inc. issued a press release announcing financial results for the second quarter ended March 31, 2004. A copy is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

The information in this Current Report on Form 8-K, including the exhibits, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2004	IRIS INTERNATIONAL, INC.

	By:	/s/ Martin Paravato
Martin Paravato
Chief Financial Officer

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Exhibit Index

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated August 5, 2004

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